SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 29, 2007
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                   11-2208052
--------------------------------------------------------------------------------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification
 incorporation)                                                  Number)


4710 Eisenhower Boulevard, Tampa, FL                             33634
                                                                 -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code           (813) 286-8644
                                                             -------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.
           ------------

     NetWolves Corporation (NetWolves) and certain of its subsidiaries (collectively, the Debtors) are operating under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code). The Debtors' Chapter 11 cases (collectively, the Bankruptcy Cases) are pending in the United States Bankruptcy Court for the Middle District of Florida (the Bankruptcy Court), where they have been consolidated under the caption NetWolves Corporation, et al. Case No. 8:07-bk-4186-PMG.

     On October 29, 2007, the Debtors filed a Joint Plan of Reorganization of Debtors and related Disclosure Statement with the Bankruptcy Court. Copies of the Plan and the Disclosure Statement are available, free of charge, at www.JennisBowen.com.

     Certain statements and projections contained in the Plan and/or the Disclosure Statement (including their exhibits) are, by their nature, forward-looking with the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and projections are subject to uncertainties relating to the Debtors' operations and business environment and a number of other risks, uncertainties and assumptions (including, but not limited to, those discussed in the Disclosure Statement) which are difficult to predict and which are, in many cases, beyond the Debtors' control. In light of these risks and uncertainties, the events and circumstances described in the forward-looking statements and projections in the Plan and/or Disclosure Statement may not occur and the Debtors' actual results could differ materially from those expressed or implied in such forward-looking statements and projections. NetWolves does not undertake to publicly update or revise any forward-looking statements or projections contained in the Plan and/or the Disclosure Statement, whether as a result of new information, future events, or otherwise.

     The  Plan  and  the   Disclosure   Statement   are   subject  to   material
modifications. There is no assurance as to what claims or interests will be satisfied, and in what manner, under the Debtors' plan of reorganization as ultimately confirmed by the Bankruptcy Court. Therefore, investors should exercise appropriate caution with respect to existing and future investments in any of the Debtors' securities and should not rely on the Plan and the Disclosure Statement in making any investment decision.

     This report is not intended to be a solicitation of votes for any reorganization of the Debtors.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETWOLVES CORPORATION

                                      By: /s/ Peter C. Castle
                                          ------------------------------
                                              Peter C. Castle
                                          Chief Financial Officer


Dated:    October 30, 2007

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